QUARTERLY REPORT
                               DECEMBER 31, 1995


                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                                                January 25, 1996
Dear Fellow Shareholder:

  Our view, one year ago, that prospects for equity returns had improved, turned out to be a whopper of an understatement. We felt that interest rate declines and earnings increases would both be positives for the stock market. Interest rates declined more and earnings increased more than we anticipated. The result was the third best rise in the S&P 500 in the last fifty years. And while medium-sized and smaller company stocks under-performed the larger companies, the absolute returns were impressive. Fiduciary Capital Growth Fund increased 26.5% for the year. However, 1995 is, as they say, in the history books - or, in today's vernacular, on the Internet - and we must look ahead.

ECONOMY

  The economy is growing slowly, but we see signs of weakness as we visit with companies. In the final analysis, economic growth is fueled by the consumer. Two-thirds of the Gross Domestic Product is comprised of consumer spending.
This requires job growth, rising real disposable income and/or the ability of the consumer to borrow. Growth in jobs and disposable income is relatively anemic, and we remain cautious on the consumers' balance sheet. Installment debt has surpassed one trillion dollars for the first time, and stands at just over
19% of disposable personal income (Chart A).   Whether this is a problem from
the standpoint of the consumers' ability to service their debt is open to debate, but it certainly suggests that expanding consumer credit cannot provide much fuel for consumer spending. Consumer credit has provided a significant proportion of spending growth in the past (Chart B).

CHART A
CONSUMER INSTALLMENT DEBT AS A % OF DISPOSABLE PERSONAL INCOME

Dec 72   14.509          Sep 80     14.821        Jun 88   18.000
Mar 73   14.927          Dec 80     14.356        Sep 88   18.042
Jun 73   15.134          Mar 81     14.156        Dec 88   18.052
Sep 73   15.237          Jun 81     14.167        Mar 89   18.232
Dec 73   15.070          Sep 81     13.939        Jun 89   18.509
Mar 74   15.358          Dec 81     13.907        Sep 89   18.647
Jun 74   15.334          Mar 82     13.862        Dec 89   18.452
Sep 74   15.169          Jun 82     13.776        Mar 90   18.026
Dec 74   14.948          Sep 82     13.630        Jun 90   18.027
Mar 75   14.677          Dec 82     13.652        Sep 90   18.188
Jun 75   13.844          Mar 83     13.693        Dec 90   17.604
Sep 75   13.881          Jun 83     13.704        Mar 91   17.267
Dec 75   13.872          Sep 83     13.845        Jun 91   17.249
Mar 76   13.846          Dec 83     14.080        Sep 91   17.179
Jun 76   14.036          Mar 84     14.260        Dec 91   16.764
Sep 76   14.128          Jun 84     14.873        Mar 92   16.411
Dec 76   14.254          Sep 84     15.064        Jun 92   16.253
Mar 77   14.562          Dec 84     15.519        Sep 92   16.069
Jun 77   14.805          Mar 85     16.233        Dec 92   15.208
Sep 77   14.883          Jun 85     16.411        Mar 93   15.207
Dec 77   15.146          Sep 85     16.894        Jun 93   15.048
Mar 78   15.174          Dec 85     17.028        Sep 93   16.280
Jun 78   15.513          Mar 86     17.202        Dec 93   16.445
Sep 78   15.683          Jun 86     17.493        Mar 94   16.616
Dec 78   15.855          Sep 86     17.700        Jun 94   17.053
Mar 79   15.934          Dec 86     17.952        Sep 94   17.398
Jun 79   16.222          Mar 87     17.581        Dec 94   17.614
Sep 79   16.163          Jun 87     17.911        Mar 95   17.909
Dec 79   16.049          Sep 87     18.065        Jun 95   18.559
Mar 80   16.939          Dec 87     17.814        Sep 95   18.807
Jun 80   16.519          Mar 88     17.900

CHART B
CONSUMER DEBT TRENDS
Percent of Spending Financed by Consumer Credit*<F1>

Dec 72   18.826          Mar 81     -1.591        Jun 89   26.528
Mar 73   22.841          Jun 81      2.589        Sep 89   26.939
Jun 73   24.927          Sep 81      6.304        Dec 89   29.664
Sep 73   26.347          Dec 81      9.673        Mar 90   16.145
Dec 73   30.275          Mar 82     11.157        Jun 90   14.997
Mar 74   27.002          Jun 82     10.695        Sep 90   14.194
Jun 74   19.603          Sep 82      9.484        Dec 90   10.637
Sep 74   15.686          Dec 82      7.347        Mar 91    3.139
Dec 74   12.930          Mar 83      8.940        Jun 91    1.837
Mar 75    6.311          Jun 83      9.100        Sep 91   -7.171
Jun 75    2.619          Sep 83     13.100        Dec 91   -8.923
Sep 75    1.143          Dec 83     18.247        Mar 92    1.812
Dec 75    2.789          Mar 84     23.092        Jun 92   -0.996
Mar 76    7.344          Jun 84     30.915        Sep 92   -1.822
Jun 76   12.557          Sep 84     38.164        Dec 92   -0.153
Sep 76   15.203          Dec 84     41.229        Mar 93    3.976
Dec 76   16.354          Mar 85     38.227        Jun 93    8.112
Mar 77   19.136          Jun 85     38.307        Sep 93   13.823
Jun 77   21.120          Sep 85     32.447        Dec 93   24.368
Sep 77   23.330          Dec 85     35.629        Mar 94   26.995
Dec 77   25.043          Mar 86     38.273        Jun 94   35.262
Mar 78   26.922          Jun 86     38.276        Sep 94   39.148
Jun 78   23.027          Sep 86     36.828        Dec 94   41.757
Sep 78   24.708          Dec 86     32.732        Mar 95   49.056
Dec 78   25.308          Mar 87     25.470        Jun 95   48.017
Mar 79   24.720          Jun 87     17.248        Sep 95   52.071
Jun 79   27.964          Sep 87     18.895
Sep 79   23.013          Dec 87     16.665
Dec 79   21.186          Mar 88     20.547
Mar 80   18.566          Jun 88     22.325
Jun 80   13.378          Sep 88     20.557
Sep 80    5.755          Dec 88     19.322
Dec 80    1.203          Mar 89     26.105

*<F1>Annual $ Change in Credit as a Percent of Annual $ Change in Spending. 3 Month Moving Average

  As an aside, we question the wisdom of the expanding use of credit cards backed by home equity and, the latest twist, 401K plan balances. As wonderful as the free market is, it historically has fueled excesses, and we feel, in this case, that the borrowing public is being led down the primrose path.

  Inflation has been in check for some time, as wages, the primary driver of inflation, have lagged. The unanimity of thought on inflation, that there is nothing to worry about, is cause for more concern, not less. We will look for signs of changing sentiment on the wage front.

INTEREST RATES

  We expect interest rates to end the year pretty much where they started, a bold forecast given the volatility in recent years. While additional cuts in the Fed Funds rate are likely, this is mostly discounted in the long term sector of the bond market. A satisfactory budget accord is also in the market; anything less could result in higher long rates.

CORPORATE EARNINGS

  Over the long haul, stock prices move in line with the underlying earnings of the companies. Hence, the long-term return of about 10% per year in the S&P 500 is comprised of approximately 6% per year price change, driven by the historic 6% per year earnings growth of the S&P companies, plus an average dividend return of about 4%. Pretty simple. Over the short haul, however, stock prices reflect investor psychology and expectations as to what earnings will be. The market can, for relatively long periods, generate returns either less than (1966 to 1979) or greater than (1980-1991) the underlying profit growth. But over the last thirty years the stock price change is almost identical to the growth in earnings (Table 1).

TABLE 1
             EARNINGS        STOCK PRICE
              GROWTH            GROWTH
             --------        -----------
 1966-1979      7.80%           1.11%
 1980-1991      0.57%          11.92%
 1992-1995     22.80%          10.20%
 1966-1995      6.70%           6.52%

  So what? S&P earnings have been on a tear, increasing over 120% since the cyclical low in the 4th quarter of 1991. This is a 23% per year increase from the low (Chart C), but only a 5.5% annual increase from the last peak (Chart D). The 15-quarter expansion in earnings, through September, is about twice as long as the previous two expansions. In our view, the cyclical rebound has pretty well run its course. After-tax profit margins will approximate 6%, a 25-year high. And despite the benefits of significant corporate restructurings, the peak to peak gains thus far have actually trailed the historic average.

  None of this addresses the quality of earnings issue. Large-scale write-offs have reduced depreciation and amortization charges, thus boosting reported earnings. We estimate that reported earnings growth over the past five years is roughly double the growth in cash earnings (cash flow), and about 4 times the rate of growth in sales, a clearly unsustainable pace.

  If corporate earnings flatten out this year, as we expect, the stronger earnings prospects of our portfolio companies will be very important, and should result in better relative performance over the year ahead.

CHART C
STANDARD & POOR'S 500 EARNINGS

1982   15.36     1987 14.48        1992 15.97
       14.81          15.10             16.19
       14.17          14.42             17.05
       13.56          15.86             18.04
1983   12.64     1988 17.50        1993 19.06
       12.42          18.59             19.84
       12.59          21.67             19.33
       13.30          22.73             20.41
1984   14.03     1989 23.75        1994 21.89
       15.26          24.96             22.71
       16.20          25.22             25.20
       16.58          23.69             27.33
1985   16.64     1990 22.87        1995 30.65
       16.39          21.67             32.55
       15.61          21.26             34.43
       15.23          21.74             35.18
1986   14.51     1991 21.34
       14.52          20.94
       14.71          19.41
       14.95          17.82

Sources:  Standard & Poor's Corporation o Copyright 1996 Crandall,
Pierce & Company


CHART D
STANDARD & POOR'S 500 EARNINGS PER SHARE GROWTH
Business Cycles

Trough to Trough    Q1 1983 to Q2 1987  4.25 Years     3.6%
Peak to Peak        Q4 1984 to Q2 1989  4.5 Years      9.7%
Trough to Trough    Q2 1987 to Q4 1991  4.5 Years      2.3%
Peak to Peak        Q2 1989 to Q3 1995  6.25 Years     5.5%


Sources: Standard & Poor's Corporation; Crandall, Pierce & Company

THE STOCK MARKET

  After three years of strong absolute and relative performance by medium-sized and smaller companies compared to the S&P 500, 1994 saw slight out-performance by the S&P, and 1995, an even wider spread. Last year, the S&P 500 outperformed over 85% of the domestic equity mutual funds. Investors poured money into index funds. Meanwhile, the market is expensive by most measures, except nominal p/e ratios. And adjusting for the quality of earnings issue raised above, the S&P is probably selling for over 20 times earnings. There has never been a longer period without a 10% correction in the Dow, and the modest mid-year correction of 3.3% in the Dow last year was the smallest on record. None of this suggests disaster ahead, but investor expectations should reflect the likelihood of a more difficult 1996.

  Rarely do cautionary admonitions come to pass as rapidly as the unraveling of the technology sector, primarily semiconductors, which we discussed at length last July. Most technology stocks peaked within weeks after that, and declines of 25-50% are commonplace among the major companies, with many smaller companies declining much more. We will continue to follow many of these excellent companies as we look for future investment opportunities.

  The market became increasingly two-tiered during 1995. Of 7512 companies with a market cap less than $1 billion, 2668, or 35%, are down 33% or more from their 52-week highs. Of 431 companies with a market cap greater than $4 billion, seven, or 1.6%, are down over 33% from their 52-week highs. From a valuation standpoint, we are definitely fishing in the right pond.

  While we feel that 1996 will generally be more difficult for stock market investors, and that absolute returns will be substantially less than those achieved during 1995, we feel that we are positioned to do well relative to the market, and that our companies will perform very well in an environment of slowing corporate profits.

  Thank you for your continuing confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,

/s/ Ted D. Kellner, C.F.A.       /s/ Donald S. Wilson, C.F.A.

Ted D. Kellner, C.F.A.           Donald S. Wilson, C.F.A.
President                        Vice President

             225 E. Mason St. o Milwaukee, WI  53202   414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
December 31, 1995 (Unaudited)

                                                             QUOTED
                                                             MARKET
 SHARES                                                   VALUE (B)<F2>
---------                                                -----------
LONG-TERM INVESTMENTS - 89.3% (A)<F1>
COMMON STOCKS - 84.7% (A)<F1>

          BANKS/SAVINGS & LOANS - 3.1%
 52,000   Marshall & Ilsley Corp.                        $1,352,000

          CHEMICAL/SPECIALTY MATERIALS - 5.3%
 12,000   Minerals Technologies Inc.                        438,000
 33,000   Raychem Corp.                                   1,876,875
                                                          ---------
                                                          2,314,875

          COMPUTERS - 3.3%
 42,000   Stratus Computer, Inc.                          1,454,250

          CONSUMER PRODUCTS - NON-DURABLES - 1.5%
 25,000   Newell Co.                                        646,875

          CONSUMER SERVICES - 1.4%
 18,000   Roto-Rooter, Inc.                                 594,000

          DISTRIBUTION - 2.0%
 26,500   Fisher Scientific International                   884,437

          ELECTRONICS - 0.4%
  7,600   Belden Inc.                                       195,700
          Energy/Energy Services - 4.0%
 45,000   Burlington Resources Inc.                       1,766,250

          HEALTH INDUSTRIES - 5.4%
 20,000   Dentsply International Inc.                       800,000
 38,500   Haemonetics Corp.                                 683,375
 38,000   Sybron International Corp.                        902,500
                                                          ---------
                                                          2,385,875

          INDUSTRIAL SERVICES - 1.0%
  8,000   Bandag, Inc.                                      424,000

          INSURANCE - 7.6%
 20,000   John Alden Financial Corp.                        417,500
 32,000   Old Republic International Corp.                1,136,000
 19,000   Progressive Corp. (Ohio)                          928,625
 21,000   Providian Corp.                                   855,750
                                                          ---------
                                                          3,337,875

          LEISURE/RESTAURANTS - 4.6%
 75,000   Brinker International, Inc.                     1,134,375
128,500   Ryan's Family Steak Houses, Inc.                  899,500
                                                          ---------
                                                          2,033,875

          MISCELLANEOUS - BUSINESS SERVICES - 2.9%
 50,000   G & K Services, Inc.                           $1,275,000

          MISCELLANEOUS - CONSUMER
            MANUFACTURING - 1.6%
 22,500   Corning Inc.                                      720,000

          MISCELLANEOUS - FINANCE - 3.3%
 11,600   Federal National
            Mortgage Association                          1,439,850

          PAPER/PACKAGING - 5.0%
 20,700   AptarGroup, Inc.                                  773,663
 20,000   P. H. Glatfelter Co.                              342,500
 20,000   Liqui-Box Corp.                                   592,500
 17,600   Wausau Paper Mills Co.                            479,600
                                                          ---------
                                                          2,188,263

          POLLUTION CONTROL - 4.4%
 58,000   Browning-Ferris Industries, Inc.                1,711,000
 33,000   Harding Lawson Associates
            Group, Inc. (formerly
            Harding Associates, Inc.)                       198,000
                                                          ---------
                                                          1,909,000

          PRINTING/PUBLISHING/FORMS - 5.2%
 21,500   Banta Corp.                                       946,000
 46,000   Deluxe Corp.                                    1,334,000
                                                          ---------
                                                          2,280,000

          PRODUCER MANUFACTURING - 8.7%
 46,000   Pall Corp.                                      1,236,250
 57,000   Regal-Beloit Corp.                              1,239,750
 57,000   Watts Industries, Inc.                          1,325,250
                                                          ---------
                                                          3,801,250

          RETAIL TRADE - 5.5%
 53,000   Casey's General Stores, Inc.                    1,159,375
 90,000   Family Dollar Stores, Inc.                      1,237,500
                                                          ---------
                                                          2,396,875

          SOFTWARE/SERVICE - 8.5%
 58,000   Mentor Graphics Corp.                           1,058,500
 26,000   Policy Management
            Systems Corp.                                 1,238,250
 50,000   SunGard Data Systems Inc.                       1,425,000
                                                          ---------
                                                          3,721,750

          MISCELLANEOUS - 0.0 %
  1,297   Windmere Warrants, 01/19/98                            $0
                                                         ----------
          Total common stocks                            37,122,000
                                                         ----------
U.S. TREASURY NOTES - 4.6% (a)<F1>
2,000,000 U. S. Treasury Notes,
            4.375%, due 08/15/96                          1,989,062
                                                         ----------
          Total long-term
            investments                                  39,111,062

SHORT-TERM INVESTMENTS - 10.3% (a)<F1>

          VARIABLE RATE DEMAND NOTES
1,838,000 American Family
            Financial Services                            1,838,000
1,111,376 Pitney Bowes Credit Corp.                       1,111,376
1,555,000 Wisconsin Electric Power
            Company                                       1,555,000
                                                          ---------
          Total short-term
            investments                                   4,504,376
                                                         ----------
          Total investments                              43,615,438
          Cash and receivables, less
            liabilities 0.4% (a)<F1>                        195,611
                                                         ----------
          NET ASSETS                                    $43,811,049
                                                         ----------
                                                         ----------

          Net Asset Value Per Share
            ($0.01 par value
            10,000,000 shares
            authorized), offering
            and redemption price
            ($43,811,049 / 2,179,140
            shares outstanding)                              $20.10
                                                         ----------
                                                         ----------

(a)<F1>Percentages for the various classifications relate to net assets.
(b)<F2>Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               BOARD OF DIRECTORS
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202